UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. [    ] )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

RIDGEWORTH FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(5)	Total fee paid:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

Hi, this is Julia Short, President of RidgeWorth Funds. I sincerely apologize for the multiple attempts we have made to contact you regarding an important proxy you’ve received related to your mutual fund investment in RidgeWorth Funds.

The purpose of my call today is to ask you to please vote your proxy today. Your vote is extremely important.

Even if you no longer have your proxy materials, you can cast your vote today by calling the RidgeWorth Funds Proxy Client Service Center toll free at 1-855-737-3174, again that’s 1-855-737-3174. This call should take no more than 2 to 3 minutes. Please vote today.

Thank you for investing with the RidgeWorth Funds.

ACTION NEEDED ON YOUR MUTUAL FUND INVESTMENT

PLEASE VOTE TODAY!

April 17, 2014

Dear Great West Participant and Fellow RidgeWorth Funds Shareholder:

You are a valued member of the RidgeWorth Funds family and I sincerely apologize for reaching out to you multiple times over the past few months. Unfortunately, the Special Meeting of Shareholders of RidgeWorth Funds has been adjourned again. Your vote is critical to helping us reach quorum.

The Board of Trustees of the RidgeWorth Funds has concluded that each proposal is in the best interests of the Funds and their respective shareholders and unanimously recommends a vote “FOR” the proposals. RiskMetrics ISS Governance Services Unit and Glass, Lewis & Co., LLC, two independent proxy advisory firms, have also issued favorable recommendations and recommend that shareholders vote in favor of these proposals.

YOUR VOTE IS EXTREMELY IMPORTANT TO US.

YOUR PARTICIPATION IS CRITICAL.

VOTING IS EASY!

1.	BY PHONE: Please call us now at 1-800-454-8683 (the toll free number touchtone voting number also located on your voting instruction form), enter the control number and follow the prompts.

2.	BY INTERNET: Logon to the website proxyvote.com: enter the control number on the voting instruction form and follow the prompts.

On behalf of the Board of Trustees of the RidgeWorth Funds, please accept my thanks for your participation in this important matter.

Sincerely,

Julia R. Short, President

RidgeWorth Funds

An investor should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the RidgeWorth Funds can be found in the fund’s prospectus. To obtain a prospectus, please call 1-888-784-3863 or visit www.ridgeworth.com. Please read the prospectus carefully before investing.

©2014 RidgeWorth Investments. RidgeWorth Investments is the trade name for RidgeWorth Capital Management, Inc., an investment adviser registered with the SEC and the adviser to the RidgeWorth Funds. RidgeWorth Funds are distributed by RidgeWorth Distributors LLC, which is not affiliated with the adviser.

Not FDIC Insured | No Bank Guarantee | May Lose Value	GW

ACTION NEEDED ON YOUR MUTUAL FUND INVESTMENT

PLEASE VOTE TODAY!

April 17, 2014

Dear Fellow RidgeWorth Funds Shareholder:

You are a valued member of the RidgeWorth Funds family and I sincerely apologize for reaching out to you multiple times over the past few months. Unfortunately, the Special Meeting of Shareholders of RidgeWorth Funds has been adjourned again. Your vote is critical to helping us reach quorum.

The Board of Trustees of the RidgeWorth Funds has concluded that each proposal is in the best interests of the Funds and their respective shareholders and unanimously recommends a vote “FOR” the proposals. RiskMetrics ISS Governance Services Unit and Glass, Lewis & Co., LLC, two independent proxy advisory firms, have also issued favorable recommendations and recommend that shareholders vote in favor of these proposals.

YOUR VOTE IS EXTREMELY IMPORTANT TO US.

YOUR PARTICIPATION IS CRITICAL.

VOTING IS EASY!

1.	BY PHONE: Please call us now at 1-855-737-3174 and a proxy voting specialist will be happy to answer your questions and assist you in placing your vote over the phone. Representatives are available weekdays from 9:30 a.m. to 9 p.m. EST

or

Call the toll free number touchtone voting number on your voting instruction form, enter the control number and follow the prompts.

2.	BY INTERNET: Logon to the website proxyvote.com: enter the control number on the voting instruction form and follow the prompts.

So that we may secure your vote, you may receive a call from a representative of our proxy solicitor, who has limited information to protect your privacy. We would greatly appreciate you voting your shares telephonically if you should receive such a call.

On behalf of the Board of Trustees of the RidgeWorth Funds, please accept my thanks for your participation in this important matter.

Sincerely,

Julia R. Short, President

RidgeWorth Funds

An investor should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the RidgeWorth Funds can be found in the fund’s prospectus. To obtain a prospectus, please call 1-888-784-3863 or visit www.ridgeworth.com. Please read the prospectus carefully before investing.

©2014 RidgeWorth Investments. RidgeWorth Investments is the trade name for RidgeWorth Capital Management, Inc., an investment adviser registered with the SEC and the adviser to the RidgeWorth Funds. RidgeWorth Funds are distributed by RidgeWorth Distributors LLC, which is not affiliated with the adviser.

Not FDIC Insured | No Bank Guarantee | May Lose Value	REG/NOBO

ACTION NEEDED ON YOUR MUTUAL FUND INVESTMENT

PLEASE VOTE TODAY!

April 17, 2014

Dear Fellow RidgeWorth Funds Shareholder:

You are a valued member of the RidgeWorth Funds family and I sincerely apologize for reaching out to you multiple times over the past few months. Unfortunately, the Special Meeting of Shareholders of RidgeWorth Funds has been adjourned again. Your vote is critical to helping us reach quorum.

The Board of Trustees of the RidgeWorth Funds has concluded that each proposal is in the best interests of the Funds and their respective shareholders and unanimously recommends a vote “FOR” the proposals. RiskMetrics ISS Governance Services Unit and Glass, Lewis & Co., LLC, two independent proxy advisory firms, have also issued favorable recommendations and recommend that shareholders vote in favor of these proposals.

YOUR VOTE IS EXTREMELY IMPORTANT TO US.

YOUR PARTICIPATION IS CRITICAL.

VOTING IS EASY!

1.	BY PHONE: Please call us now at 1-800-454-8683 (the toll free number touchtone voting number also located on your voting instruction form), enter the control number and follow the prompts.

2.	BY INTERNET: Logon to the website proxyvote.com: enter the control number on the voting instruction form and follow the prompts.

On behalf of the Board of Trustees of the RidgeWorth Funds, please accept my thanks for your participation in this important matter.

Sincerely,

Julia R. Short, President

RidgeWorth Funds

An investor should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the RidgeWorth Funds can be found in the fund’s prospectus. To obtain a prospectus, please call 1-888-784-3863 or visit www.ridgeworth.com. Please read the prospectus carefully before investing.

©2014 RidgeWorth Investments. RidgeWorth Investments is the trade name for RidgeWorth Capital Management, Inc., an investment adviser registered with the SEC and the adviser to the RidgeWorth Funds. RidgeWorth Funds are distributed by RidgeWorth Distributors LLC, which is not affiliated with the adviser.

Not FDIC Insured | No Bank Guarantee | May Lose Value	OBO